UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) : January 12, 2010

Commission File No. 333-136643

ONE BIO, CORP.

(Exact name of registrant as specified in its charter)

Florida	59-3656663
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

8525 NW 53rd Terr., Suite C101, Doral, FL 33166

(Address of principal executive offices)

877-544-2288

(Issuer  telephone number)

ONE HOLDINGS, CORP., 318 Holiday Drive, Hallandale Beach, FL, 33009

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 12, 2010, Professor Qingsheng Fan, James Fernandes MBA, CPA, CFA, Jan Koe and Frank Klees were appointed as directors to the board of the Company.

Set forth below is certain biographical information regarding the new directors:

Professor Qingsheng Fan

Mr. Fan is a prominent researcher specializing in Traditional Chinese Medicine, Organic and nutrition & health food specialty research. Mr. Fan’s research expertise includes R&D for health food primarily in the area of preparation of healthy products derived from various natural plants. Mr. Fan has published 18 books and more than 60 papers in periodicals in China and abroad. As Chief Editor, Mr. Fan edited the first systematic practical series of books in China on the subject of health food according to new health food registration management measure. For the past 10 years, Mr. Fan has been a Professor and Fellow at the Education Ministry’s Food Science Key Laboratory at Nanchang University. Mr. Fan has led 8 national and provincial appraised research projects, and has presided over more than 200 health food project appraisals by the National Food and Drug Supervising Administration of China. Many of these projects have been put into production throughout China and have yielded notable financial benefits to more than 40 different companies. Prior to that Mr. Fan worked as a senior visiting researcher at Pennsylvania State University, studying the anti-cancer effects of certain types of food. Earlier in his career Mr. Fan worked for the Central Laboratory at Jiangxi College of Traditional Chinese Medicine where he pursued his master's degree in immunity pharmacology at the Shanxi College of Traditional Chinese Medicine. Prior to earning his Master's degree, Mr. Fan graduated from the Jiangxi College of Traditional Chinese Medicine. ONE Bio’s competitive advantage comes from its strong, R&D programs. Mr. Fan’s specialty research background and industry experience along with his international accreditations are valuable assets to the ONE Bio team.

James Fernandes MBA, CPA, CFA

Mr. Fernandes is an experienced banker, fund manager and accounting professional. Mr. Fernandes is an active private investor in a diversified portfolio of private and publicly traded companies. Mr. Fernandes is currently the Chairman and President of Solana Capital Solutions, a provider of growth financing for privately held companies in the retail, industrial, and consumer services sectors. Previously, Mr Fernandes was a senior equity analyst and investment manager with Lazard Asset Management from 2007 to 2009 and Allianz Global Investors from 2005-2007 and Independence Investments LLC from 2002-2005. Prior to Independence Investments, Mr. Fernandes provided financial advisory services for privately held companies at Devland Financial. Mr. Fernandes started his investment management career with TD Asset Management, the investment management division of one of Canada’s largest banks, TD Bank, in 1996. Mr Fernandes holds a bachelor’s degree in accounting from York University and an MBA from Cornell University’s Johnson Graduate School of Management (2002). He is also a Certified Public Accountant and Chartered Financial Analyst. Mr. Fernandes was also appointed as chair of ONE Bio’s audit committee.

Jan Koe

Mr. Koe is a seasoned investor and principal in several US based private and publicly traded companies. Mr. Koe’s investments cover firms invested in real-estate, bioengineering and construction. Mr. Koe is a principal of Method K Partners, Inc., a commercial real estate firm located in Arlington Heights, Illinois which he founded in 1988. Mr. Koe has 30 years of experience in consulting, asset management, leasing and development working with many national real estate firms including Golub & Co., Draper & Kramer Co., Rauch & Co. and Manufacturers Real Estate, a wholly owned affiliate of Manufactures Life Insurance Company.  Amongst other assignments Mr. Koe's currently provides a variety of real estate services to the medical industry including serving as a real estate consultant for prominent Chicago area medical institutions.  Mr. Koe is also a principal in Chicago based, Paving Solutions LLC. Mr. Koe holds a Bachelors degree in Business Administration and Psychology from Luther College in Decorah, Iowa. Mr. Koe’s business acumen and experience in real-estate are valuable assets to ONE as it grows its manufacturing capacity and real-estate foot print to service the worldwide demand for its products. Mr. Koe was also appointed as chair of ONE Bio’s compensation committee.

Frank Klees

Mr. Klees is an accomplished business man, a highly regarded and influential politician and active member of the board of several publicly traded corporations. Mr. Klees, during his career, has developed a strong base of contacts throughout the Asia Pacific region. Mr. Klees currently sits on the corporate boards of a number of companies including Roxul Inc., Northern Ethanol Inc., Tribute Resources, and National Medical Imaging. In 1990, Mr. Klees co-founded the Municipal Gas Corporation where he served as the company's Executive Vice President with responsibilities for business development and government relations. Mr. Klees began his business career in financial services in 1974 with the Canada Life Assurance Company, headquartered in Toronto, Canada. Mr. Klees further developed a financial services practice which further expanded into contract negotiations and investment advisory services. In June of 1995, Mr. Klees was elected to the Ontario Legislature, where he has served in numerous senior government positions, including Chief Government Whip, Deputy House Leader, Minister of Tourism and Minister of Transportation. He is currently the Official Opposition Critic for the Ministry of Transportation and the Ministry of Public Infrastructure Renewal. During Mr. Klees’ 15 years of government service, Mr. Klees developed numerous relationships in the Asia Pacific in multiple areas.  Mr. Klees currently provides advisory services to public and private companies, drawing from his extensive business, administration and government experiences. Mr. Klees’ extensive and diverse business and public experience combined with his unusually large network of contacts makes Mr. Klees a tremendous asset to our company. Mr. Klees was also appointed as chair of ONE Bio’s corporate governance and nomination committee.

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONE Bio, Corp.

January 12, 2010	/s/ Marius Silvasan
Marius Silvasan
Chief Executive Officer and Director

January 12, 2010	/s/ Cris Neely
Cris Neely
Chief Financial Officer and Director